       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 2003
                                                             REG. NO. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                               FRANKLIN BANK CORP.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                            6036                       11-3626383
(State or other jurisdiction      (Primary Standard Industrial         (I.R.S. Employer
     of incorporation or           Classification Code Number)      Identification Number)
        organization)

                         9800 RICHMOND AVENUE, SUITE 680
                              HOUSTON, TEXAS 77042
                                 (713) 339-8900
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 ---------------

                                 RUSSELL MCCANN
                             CHIEF FINANCIAL OFFICER
                               FRANKLIN BANK CORP.
                         9800 RICHMOND AVENUE, SUITE 680
                              HOUSTON, TEXAS 77042
                                 (713) 339-8900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------

                                   COPIES TO:

        CRAIG M. WASSERMAN, ESQ.                  HOWARD B. ADLER, ESQ.
     WACHTELL, LIPTON, ROSEN & KATZ            GIBSON, DUNN & CRUTCHER LLP
          51 WEST 52ND STREET                 1050 CONNECTICUT AVENUE, N.W.
           NEW YORK, NY 10019                    WASHINGTON, D.C. 20036

             (212) 403-1000                          (202) 955-8500

                                 ---------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-108026

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                ---------------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                                      PROPOSED MAXIMUM
                       TITLE OF EACH CLASS                               AGGREGATE                AGGREGATE
                 OF SECURITIES TO BE REGISTERED                      OFFERING PRICE(1)(2)     REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------
Common stock, par value $0.01 per share                                  $25,702,482              $2,079.33
=================================================================================================================

(1) The $25,702,482 of Common Stock being registered in this Registration Statement is in addition to the $128,512,500 of Common Stock registered pursuant to Registrant's Registration Statement on Form S-1 (File No. 333-108026).

(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3) A filing fee has been previously paid in connection with the $128,512,500 of Common Stock registered pursuant to Registrant's Registration Statement on Form S-1 (File No. 333-108026).

                                ---------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (File No. 333-108026), including the exhibits thereto, filed by Franklin Bank Corp. (the "Company") with the Securities and Exchange Commission (the "Commission") on August 15, 2003, as amended, which was declared effective by the Commission on December 17, 2003, is incorporated herein by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas, on December 18, 2003.

                                        FRANKLIN BANK CORP.

                                        By:   /s/ Anthony J. Nocella
                                           -------------------------------------
                                           Name:  Anthony J. Nocella
                                           Title: President and Chief
                                                  Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on December 18, 2003.

               SIGNATURE                                        TITLE
               ---------                                        -----
     /s/ Anthony J. Nocella               Director, President and Chief Executive Officer
------------------------------------      (Principal Executive Officer)
         Anthony J. Nocella

     /s/ Russell McCann*                  Chief Financial Officer and Treasurer (Principal
------------------------------------      Financial Officer and Principal Accounting Officer)
         Russell McCann

     /s/ Lewis S. Ranieri*                Chairman of the Board of Directors
------------------------------------
         Lewis S. Ranieri

     /s/ William Bonito                   Director
------------------------------------
         William Bonito

     /s/ Lawrence Chimerine, Ph.D*        Director
------------------------------------
         Lawrence Chimerine, Ph.D

     /s/ David M. Golush*                 Director
------------------------------------
         David M. Golush

     /s/ Alan E. Master*                  Director
------------------------------------
         Alan E. Master

     /s/ Robert A. Perro*                 Director
------------------------------------
         Robert A. Perro

     /s/ F. William B. Rhodes*            Director
------------------------------------
         F. William B. Rhodes

     /s/ John B. Selman*                  Director
------------------------------------
         John B. Selman

*By: /s/ Anthony J. Nocella
    --------------------------------
         Anthony J. Nocella
         (Attorney-in-Fact)

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
5.1          Opinion of Wachtell, Lipton, Rosen & Katz (including consent)
23.1         Consent of Deloitte & Touche LLP
23.2         Consent of Lockart, Atchley & Associates, LLP
23.3         Consent of Lockart, Atchley & Associates, LLP
23.4         Consent of Henry & Peters, P.C. Arthur Andersen LLP.
23.5         Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)
24.1         Powers of attorney (included on the signature page of Registration
             Statement on Form S-1 (File No. 333-108026), filed August 15, 2003 and incorporated herein by reference).


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